UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 13, 2001

                         WATERFORD GAMING FINANCE CORP.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)

             Delaware              333-17795-01          06-1485836
         ------------------      ----------------     ----------------
         (State or other         (Commission File     (I.R.S. Employer
          jurisdiction of            Number)           Identification
          incorporation or                             Number)
          organization)

                   914 Hartford Turnpike
                       P.O. Box 715
                       Waterford, CT                       06385
          ---------------------------------------       -----------
          (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code: (860)442-4559


Item 5.

The Mohegan Tribal Gaming Authority (the "Authority") has filed its quarterly report on Form 10-Q for the quarter ended December 31, 2000, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 10-Q,

Securities and Exchange Commission file reference no. 033-80655.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   WATERFORD GAMING FINANCE CORP.



Date: February 20, 2001            By:/s/Len Wolman
                                         Len Wolman, Chief Executive Officer